                                                             OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [  ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          O.A.K. Financial Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           Willard J. Van Singel, Jerry R. Keizer, and Paul G. France
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                                 Not applicable.
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         2)       Aggregate number of securities to which transaction applies:

                                 Not applicable.
-------------------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and stat how it was determined):

                                 Not applicable.
-------------------------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

                                 Not applicable.
-------------------------------------------------------------------------------
         5)       Total fee paid:

                                 Not applicable.
-------------------------------------------------------------------------------

SEC 1913 (11-01)  PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION
                  CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, on the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                                 Not applicable.
-------------------------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

                                 Not applicable.
-------------------------------------------------------------------------------
         3)       Filing Party:

                                 Not applicable.
-------------------------------------------------------------------------------
         4)       Date Filed:

                                 Not applicable.
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

                          O.A.K. FINANCIAL CORPORATION
-------------------------------------------------------------------------------
                          APRIL 24, 2003 ANNUAL MEETING
-------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              WILLARD J. VAN SINGEL
                                 JERRY R. KEIZER
                                 PAUL G. FRANCE
-------------------------------------------------------------------------------

WHY WE ARE SOLICITING YOUR PROXY

         Byron Center State Bank (the "Bank") experienced severe financial problems during 2002. Indeed, loan losses were so severe that the Bank was forced to enter into a written "agreement" with the Federal Reserve Bank of Chicago and the Michigan Office of Financial and Insurance Services. This past November, O.A.K. Financial Corporation (the "Corporation") announced that its bi-annual dividend had been cut in half, to a mere $.24 per share. Net income for the fourth quarter of 2002 declined by over 37% to $.46 per share from $.73 per share in the same period of the prior year. Over the past year and a half, we have watched our stock in the Corporation lose a significant portion of its value.

         We place a large part of the responsibility for the Corporation's recent dismal performance on the incumbent directors that were on the board during the time leading up to the "agreement" with the regulators. WE DO NOT BELIEVE THAT DIRECTORS WHO PRESIDED OVER THE BANK'S DECLINE SHOULD REMAIN AT THE HELM OF YOUR BANK. One of those incumbent directors is now up for re-election - Mr. David Van Solkema. In fact, Mr. Van Solkema was serving as the Chairman of the Board of both the Corporation and the Bank during the several years leading up to the "agreement" with the regulators. And, despite a consultant's recommendation that Mr. Van Solkema step down from both of those boards, he has failed to do so. The board has not stepped up to its responsibility either, by removing him as a director. This tells us that the incumbent board is more interested in protecting one of its own than in doing everything possible to improve things.

         Willard Van Singel has therefore given the Corporation notice of his intention to nominate Jerry R. Keizer and Paul G. France, O.D. for the Corporation's board of directors. The incumbent board has refused to support Mr. Keizer's and Dr. France's nominations, and we have been left with no alternative but to solicit your proxy to vote for Mr. Keizer and Dr. France, and in opposition to the candidacies of Mr. Van Solkema and another of the incumbent board's nominees. Please see the information under the heading "Voting Procedures" set forth in this proxy statement. If elected, Mr. Keizer and Dr. France would serve for a term of two years each and receive only that compensation normally payable to an independent member of the Bank's board of directors.

         If elected, our two nominees intend to work with the other directors and with management to strengthen the Corporation and the Bank, and to thereby enhance shareholder value. They will be in a position to use the detailed financial and operational information available to them as directors to assist in the formulation and implementation of a sound business plan and strategy to move the Bank forward.

         Please be assured that our primary grievance is with the incumbent board members who lead the Bank into its present predicament, and not with the Bank's new president, Mr. Patrick Gill. That is why we have chosen to run our nominees for two-year board positions, rather than the three-year seats for which Mr. Gill and a recent well-qualified appointee, Robert Dentzman, have been nominated. Neither do we have any grievance with the staff at the Bank. We will not seek to terminate Byron Center State Bank employees to cut costs. And we are not attempting to benefit ourselves at the expense of any other shareholder. Instead, we are seeking to create value for all shareholders. We believe that the election of Mr. Keizer and Dr. France will provide management with the fresh perspective necessary to increase profitability and maximize shareholder value.

         EVEN IF YOU HAVE ALREADY SENT YOUR PROXY TO THE MANAGEMENT OF THE COMPANY, YOU CAN REVOKE THAT PROXY BY SIGNING, DATING, AND MAILING THE GREEN PROXY CARD, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. THE WILLARD VAN SINGEL GROUP URGES YOU TO VOTE FOR THE ELECTION OF MR. KEIZER AND DR. FRANCE AS DIRECTORS OF THE CORPORATION BY SIGNING, DATING, AND RETURNING THE ENCLOSED GREEN PROXY CARD AS SOON AS POSSIBLE.

DATE, TIME AND PLACE INFORMATION

         (a)      Date, time and place of meeting:

         By resolution adopted on February 20, 2003, the board of directors of O.A.K. Financial Corporation (the "Corporation") has fixed April 24, 2003 at 9:00 a.m. as the date and time of the Corporation's 2003 annual meeting. According to the same resolution, the meeting will be held at the Byron Township Offices located at 8085 Byron Center Avenue, S.W., Byron Center, Michigan. This Proxy Statement is being provided in connection with the Corporation's 2003 annual meeting referred to above, and any adjournments or postponements of the meeting that may occur.

         (b) Approximate date on which the Proxy Statement and form of Proxy is to be given to security holders:

         Willard J. Van Singel, Jerry R. Keizer, and Paul G. France (the "Willard Van Singel Group") intend to deliver the Proxy Statement and form of Proxy to the Corporation's stockholders of record(1) on or about March __, 2003.

         (c)(1) Deadline for submitting shareholder proposals for inclusion in the Corporations's proxy statement and form of proxy for the Corporation's next annual meeting:

         The deadline for submitting shareholder proposals for inclusion in the Corporations's proxy statement and form of proxy for the Corporation's 2004 annual meeting cannot be determined at this time because the Corporation has not yet released its definitive proxy statement and form of proxy to shareholders in connection with the 2003 annual meeting. Under SEC rules and regulations, shareholder proposals for a regularly scheduled annual meeting must be received by the Corporation's principal executive officers not less than 120 calendar days before the date of the Corporation's proxy statement released to shareholders in connection with the previous year's annual meeting. If the date of the meeting is changed by more than 30 days from the date of the previous year's annual meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials.

         (c)(2) Date after which notice of a shareholder proposal submitted outside the above-described processes is considered untimely, calculated in the manner established by article XI of the Corporation's articles of incorporation:

         Article XI of the Corporation's articles of incorporation establishes a notice procedure under which a notice of a shareholder proposal not included in the Corporation's proxy statement and form of proxy must be received by the Corporation not less than 60 days prior to the first anniversary of the preceding year's annual meeting (or, if the date of the annual meeting is changed by more than 20 days from the anniversary date of the preceding year's annual meeting, within 10 days after the date the Corporation mails or otherwise gives notice of the date of such meeting), regardless of any postponements, deferrals or adjournments of that meeting to a later date. Assuming that this year's annual meeting is in fact held on April 24, 2003, as presently scheduled and that the exception described in the parenthetical clause within the preceding sentence does not apply, it follows that no shareholder may present a proposal for consideration at the 2004 annual meeting unless notice is given not later than February 23, 2004 to the Corporation in compliance with article XI of the Corporation's articles of incorporation stating the shareholder's intention to do so.

REVOCABILITY OF PROXY

         Any proxy executed and returned by a shareholder to the Willard Van Singel Group may be revoked at any time thereafter if written notice of revocation is given to the Corporation, prior to the vote taken at the meeting, or by execution of a subsequent proxy which is presented to the meeting, or if the shareholder attends the meeting and votes by ballot, except as to matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to revocation.

---------------

         (1) The Corporation's board of directors has fixed March 18, 2003 as the record date for the 2003 annual meeting.

PERSONS MAKING THE SOLICITATION

         This proxy solicitation is made by the Willard Van Singel Group, which is comprised of Willard J. Van Singel, Jerry R. Keizer, and Paul G. France. It is intended that solicitations of proxies will be made by use of the mails, by formal or informal personal meetings with one or more shareholders of the Corporation, by one or more advertisements, and/or by telephone communications with one or more shareholders of the Corporation. The cost of this solicitation will be entirely borne by Willard Van Singel; none of the other members of the Willard Van Singel Group will bear any of the expenses of the solicitation. Mr. Van Singel has spent an estimated $______ on this solicitation to date, and estimates that his total expenditures in connection therewith will equal approximately $______.

         If the Willard Van Singel Group is successful in this solicitation, neither Mr. Van Singel nor any other member of the Willard Van Singel Group will seek reimbursement from the Corporation for the costs thereof, but Mr. Van Singel will pay those costs from his own funds.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

         The Corporation's most recent definitive proxy statement, filed on or about March 15, 2002, discloses that the Corporation's non-employee directors have in the past received an annual retainer fee of $10,000 for their service on both the Corporation's board of directors and the Bank's board of directors. A more recent preliminary proxy statement filed by the Corporation discloses that a different non-employee director compensation scheme has now been established. The annual retainer fee paid to non-employee directors has been reduced to $8,000, but they will also receive $500 per board meeting attended, a $100 fee or a $50 per hour fee for special meetings (whichever is greater), $100 per loan committee meeting attended, and $80 per audit committee meeting attended. In addition, non-employee directors have historically been the recipients of annual discretionary bonuses ranging from $2,000 to $6,500 during the period from 1999 through 2001 (no non-employee director bonuses were paid in 2002), and that a deferred compensation plan has been available to the Corporation's directors under which the Corporation's board is permitted to defer the payment of director's fees to participating directors, and to invest the deferred fees for the benefit of the participating directors. According to the recently filed preliminary proxy statement, the Corporation also maintains a Directors Stock Option Plan under which the Corporation's directors have been granted stock options for 500 shares per director per year in each of the last three years.

         While the Willard Van Singel Group understands that the above-described director compensation arrangements have been used in the past, the Willard Van Singel Group is unaware of the Corporation's current policies or intentions with respect to the compensation of its directors.

         As of February 28, 2003, Willard J. Van Singel owns beneficially and in the aggregate 258,511 shares of the Corporation's common stock, and his wife, Jane E. Van Singel, owns beneficially and in the aggregate 264,269 shares of the Corporation's common stock.

         As of February 28, 2003, Jerry R. Keizer owns beneficially and in the aggregate 952 shares of the Corporation's common stock.

         As of February 28, 2003, Paul G. France, O.D. and his wife, Barbara J. France, own beneficially and in the aggregate 2,632 shares of the Corporation's common stock. As of that same date, Dr. and Mrs. France's adult child, Jennifer Marie France, and Dr. and Mrs. France's minor children, Kristin Lee France and Ryan Paul France (collectively referred to herein as the "France Associates") own beneficially and in the aggregate an additional 1,050 shares of the Corporation's common stock.

         More detailed information is set forth below regarding beneficial ownership of the Corporation's shares by Mr. and Mrs. Van Singel, Mr. Keizer, Dr. and Mrs. France, and the France Associates:

                   [ADDITIONAL INFORMATION ON FOLLOWING PAGE]

         Beneficial Owner                       Shares           Percentage(2)
         ----------------                       ---------        ------------

         Willard J. Van Singel                  258,511(3)          12.67%
         Jane E. Van Singel                     264,269(4)          12.95%
         Jerry R. Keizer                            952              .046%
         Paul G. France, O.D.                     2,632(5)           .129%
         Barbara J. France                        2,632(6)           .129%
         Jennifer Marie France(7)                   350              .017%
         Kristin Lee France(8)                      350              .017%
         Ryan Paul France(9)                        350              .017%

         Willard J. Van Singel is retired, and resides with Jane E. Van Singel at 8799 Lindsey Lane, S.W., Byron Center, Michigan 49315. Mrs. Van Singel is not currently employed outside the home. Willard J. Van Singel was for many years employed as the President and a director of the Corporation and its subsidiary, Byron Center State Bank (the "Bank"). Mr. Van Singel retired from his employment as President and as a director several years ago.

         Willard J. and Jane E. Van Singel's son, John A. Van Singel, was employed as the President of the Corporation and of the Bank until October, 2002. John A. Van Singel was also a director of the Corporation and of the Bank until October, 2002. Effective October 28, 2002, the Bank entered into a severance agreement with John A. Van Singel pursuant to which he agreed to resign his employment as President and as a director of both the Corporation and the Bank.(10)

---------------

         (2) Percentages are based on 2,040,780 total shares outstanding as of March 18, 2003, as set forth in a shareholder list provided to the Willard Van Singel Group by the Corporation on March 19, 2003.

         (3) This total includes 110,000 shares as to which Mr. Van Singel's wife, Jane E. Van Singel, has sole voting and investment power, 106,929 shares as to which Willard J. Van Singel has sole voting and investment power, and 41,582 shares owned jointly and as to which Willard J. Van Singel, his wife and/or their adult children that do not reside at Mr. and Mrs. Van Singel's home share voting and investment power. This total excludes 47,340 shares owned jointly by Jane E. Van Singel and her children that do not reside at Mr. and Mrs. Van Singel's home and as to which Mr. Van Singel does not claim beneficial ownership.

         (4) This total includes 106,929 shares as to which Mrs. Van Singel's husband, Willard J. Van Singel, has sole voting and investment power, 110,000 shares as to which Jane E. Van Singel has sole voting and investment power, and 47,340 shares owned jointly and as to which Jane E. Van Singel, her husband and/or their adult children that do not reside at Mr. and Mrs. Van Singel's home share voting and investment power. This total excludes 41,582 shares owned jointly by Willard J. Van Singel and his children that do not reside at Mr. and Mrs. Van Singel's home and as to which Mrs. Van Singel does not claim beneficial ownership.

         (5) This total includes 2,632 shares owned jointly with Dr. France's wife, Barbara J. France, as to which they share voting and investment power.

         (6) This total includes 2,632 shares owned jointly with Mrs. France's husband, Dr. Paul G. France, as to which they share voting and investment power.

         (7) Adult child of Dr. and Mrs. Paul G. France and residing at 1773 Sunvale Drive, S.W., Wyoming, Michigan.

         (8) Minor child of Dr. and Mrs. Paul G. France and residing at 1773 Sunvale Drive, S.W., Wyoming, Michigan.


         (9) Minor child of Dr. and Mrs. Paul G. France and residing at 1773 Sunvale Drive, S.W., Wyoming, Michigan.

         (10) The Corporation's recently filed preliminary proxy statement discloses that under this severance agreement, the Bank agreed to make 26 bi-weekly payments of $7,447.69 each to Mr. John A. Van Singel, to continue certain insurance and long-term disability plans for him for a period of 18 months, and to pay him a total of an additional $20,000. As a part of the severance agreement, such preliminary proxy statement discloses that he also agreed not to compete with the Corporation, the Bank or any of their affiliates for a period of 24 months.

         Jerry R. Keizer is currently employed as the President of Grant Rent-all and Sales, Inc., located at 360 S. Maple, Grant, Michigan 49327, and resides at 8855 Clyde Park Avenue, S.W., Byron Center, Michigan 49315.

         Paul G. France is currently employed as the President of Cutlerville Eye Care, P.C., located at 6680 S. Division, Grand Rapids, Michigan 49548, and resides with his wife, Barbara J. France, at 1773 Sunvale Drive, S.W., Wyoming, Michigan 49509. Mrs. France is currently employed as a licensed practical nurse with the medical office of Thomas R. Spooner, M.D. located at 222 Fulton Street, Grand Rapids, Michigan 49503.

         Mr. and Mrs. Van Singel, Mr. Keizer, Dr. and Mrs. France, and/or the France Associates, as well as their respective affiliates or members of their immediate families, have had, or may have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships or limited liability companies, which have had, or may have in the future, transactions with the Bank. All such transactions between such persons or entities and the Bank, directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions between the Bank and other persons, and have not involved more than the normal risk of collectibility or present other unfavorable features. In the event that Mr. Keizer and/or Dr. France is elected to the Corporation's board of directors, all such future transactions, including transactions with the Corporation's principal shareholders and affiliates, will be made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions between the Bank and other persons, and will be subject to approval by a majority of the Corporation's independent, outside disinterested directors.

         Except as described in this Proxy Statement, and other than the aforesaid shareholdings in the Corporation and the transactions with the Bank referenced earlier in this Proxy Statement, none of Mr. and Mrs Van Singel, Mr. Keizer, Dr. and Mrs. France and the France Associates has any substantial interest, direct or indirect, in the matters to be acted upon for which proxies are being solicited.

         Additional information regarding each of the Willard Van Singel Group nominees is set out below.

         Jerry R. Keizer

         Jerry R. Keizer, 53 years old, has been a life-long resident of Byron Center, Michigan. Mr. Keizer graduated from Byron Center High School in 1967, and from Hope College with a Bachelor in Business Administration degree in 1972. For the past eight years, he has been employed as the president of Grant Rent-all and Sales, Inc., a construction and commercial equipment sales and rental business located at 360 S. Maple, Grant, Michigan 49327. Grant Rent-all and Sales, Inc. is not an affiliate of the Corporation. Previously, Mr. Keizer owned and managed Kubota of Grand Rapids, Inc., and he was the owner and/or manager of a number of other businesses earlier in his career. He has never been an employee or director of the Corporation or any of its subsidiaries or affiliates.

         Mr. Keizer is now serving as the head of the finance committee of Corinth Reform Church, and he has previously served as a director on the advisory board of Ferris State University's Diesel Technology School. Mr. Keizer's family has continuously owned shares of common stock in the Bank and, more recently, in the Corporation, since the Bank's formation in 1921. Consequently, he views an investment in the Corporation's common stock from a perspective that seeks to maximize shareholder value over the long-term.

         Paul G. France, O.D.

         Paul G. France, O.D., 48 years old, graduated from Byron Center High School in 1973, Hope College in 1977, and from Ferris State College in 1982 with a Doctor of Optometry degree. He began private practice 21 years ago, and founded Cutlerville Eye Care, P.C. six years later. Dr. France has served as its president for the past 15 years. Cutlerville Eye Care, P.C. is located at 6680 S. Division, Grand Rapids, Michigan 49548. Cutlerville Eye Care, P.C. is not an affiliate of the Corporation. As the owner of a small business corporation, Dr. France has acquired management skills that he believes will be useful to him in understanding the business needs of both the Bank and its customers. Dr. France has never been an employee or director of the Corporation or any of its subsidiaries or affiliates. In addition, Dr. France has served as an officer and board member of numerous professional business and civic organizations, including: West Michigan Optometric Association, Eye Care of Michigan, Cutlerville Business Association, Cutlerville Chamber of Commerce, and Cutlerville Lions Club.

         Dr. France's family has continuously owned shares of common stock in Byron Center State Bank and, more recently, in the Corporation, since the Bank's formation in 1921. Dr. France's grandfather, Paul J. France, was one of the founders of the Bank, and served as one of its directors for a great many years. As a result of his family's lengthy association with the Bank, as well as his own substantial investment in the Corporation's stock, Dr. France cares deeply about the Corporation's future and delivering shareholder value by bringing about a long-term improvement in its financial performance.

         Set out below in chart form is information with respect to all securities of the Corporation purchased or sold within the past two years by Mr. and Mrs. Van Singel, Mr. Keizer, Dr. and Mrs. France, and the France Associates:

         O.A.K. Financial Corporation Common Stock - Purchases and Sales by Mr. and Mrs. Van Singel(11)

         Shares       Action       Average Price per Share        Date
         ------       ------       -----------------------        ----------
         100          Buy          $38.00                         April 24, 2001

         O.A.K. Financial Corporation Common Stock - Purchases and Sales by Mr. Keizer

         Mr. Keizer has not engaged in any purchases or sales of the Corporation's shares of common stock within the past 2 years.

         O.A.K. Financial Corporation Common Stock - Purchases and Sales by Dr. and Mrs. France

         Shares       Action       Average Price per Share        Date
         ------       ------       -----------------------        --------------
         120          Buy          $51.00                         April 1, 2001

         O.A.K. Financial Corporation Common Stock - Purchases and Sales by the France Associates

         None of the France Associates has engaged in any purchases or sales of the Corporation shares of common stock within the past two years.

         No part of the purchase price or market value of any of the shares purchased within the past two years by Mr. Van Singel and by Dr. and Mrs. France is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares. Except as set forth in this Proxy Statement, none of Mr. and Mrs. Van Singel, Mr. Keizer, Dr. and Mrs. France and the France Associates is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Corporation's securities, including, but not limited to joint ventures, loan or option arrangements, puts or calls, pledges of securities, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

         None of Mr. and Mrs. Van Singel, Mr. Keizer, Dr. and Mrs. France and the France Associates has any arrangement or understanding with any person with respect to future employment by the Corporation or its affiliates or with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party.

         Except as set forth in this Proxy Statement, none of Mr. and Mrs. Van Singel, Mr. Keizer, Dr. and Mrs. France and the France Associates (i.e., spouse, parents, children, siblings, or in-laws) has engaged in any transaction, or series of similar transactions, since the beginning of the Corporation's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries or affiliates was or is to be a party, in which the amount involved exceeds $60,000.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

---------------

         (11) The listed transactions exclude gifts of the Corporation's common stock made by Willard J. Van Singel during the past two years.

         The Corporation's form 10Q filed on or about November 14, 2002, reports that the Corporation had 2,040,532 shares of its common stock outstanding as of September 30, 2002. A shareholder list provided to the Willard Van Singel Group by the Corporation indicates that there were 2,040,780 shares of the Corporation's common stock outstanding as of March 18, 2003. The Corporation reported in its 2002 proxy statement that shareholders are entitled to one vote for each share of common stock registered in their names at the close of business on the record date for the 2002 annual meeting.

         Willard J. Van Singel has been provided with information by the Corporation to the effect that March 18, 2003 has been selected as the record date for the 2003 annual meeting. The matters that the Corporation's management intends to submit at the 2003 annual meeting are not known at this time by the Willard Van Singel Group, and will not be known until the Corporation files its definitive 2003 proxy statement.

         The Willard Van Singel Group does not have independent information concerning the security ownership of the Corporation's management, or of beneficial ownership of the Corporation's common stock by persons owning more that 5% thereof (other than Willard J. and Jane E. Van Singel, whose ownership information is set forth earlier in this Proxy Statement), information as to which is set forth in the corporation's recently filed preliminary proxy statement.

DIRECTORS AND OFFICERS

         Willard J. Van Singel intends to nominate Jerry R. Keizer, age 53, and Paul G. France, O.D., age 48, for two of the seats on the Corporation's Board of Directors with terms expiring in 2006 that are up for election at the Corporation's 2003 annual meeting. If this solicitation is successful and they are so elected, Mr. Keizer and Dr. France will each become a member of the Corporation's Board of Directors. Each has consented to serve as a director if elected.

         Mr. Van Singel has known both Mr. Keizer and Dr. France on a social basis for more than 40 years. Over the course of time, Mr. Van Singel has learned that they share similar business philosophies. Those business philosophies include a belief that shareholder interests must be taken strongly into account in the management of corporate enterprises. Dr. and Mrs. France and their children are the beneficial owners of a number of shares of stock in the Corporation, as disclosed in this Proxy Statement. Mr. Keizer also owns a number of shares of stock in the Corporation, as disclosed in this Proxy Statement. Additional biographical information concerning these two nominees has been set forth earlier in this proxy statement. At Mr. Van Singel's request, both Mr. Keizer and Dr. France have agreed to be nominated by Mr. Van Singel, to serve on the Corporation's board of directors if elected, and to seek proxies from shareholders of the Corporation with respect to the election of directors and other business that may properly come before the shareholders of the Corporation at the 2003 annual meeting.

         Aside from their mutual interest in seeing that Mr. Keizer and Dr. France are elected to the Corporation's board of directors, their agreement to seek proxies (at Mr. Van Singel's sole expense) for use at the 2003 annual meeting, their shared business philosophies as described above, and their mutual social acquaintance, they have no other relationship with one another, nor are there any other arrangements or understandings between them or any other person or persons (other than Mrs. France and Mrs. Van Singel) pursuant to which these nominations are to be made by Mr. Van Singel.

         None of Mr. and Mrs. Van Singel, Mr. Keizer, Dr. and Mrs. France and the France Associates (including any of their respective affiliates) is a party to any material proceeding adverse to the Corporation, or to any subsidiary or affiliate of the Corporation. None of Mr. and Mrs. Van Singel, Mr. Keizer, Dr. and Mrs. France and the France Associates (including any of their respective affiliates) is engaged in any transaction of any kind with the Corporation or its subsidiaries or affiliates, nor do any of them have any interest, material or otherwise, adverse to the Corporation or its subsidiaries or affiliates, other than the ordinary course transactions with the Bank referenced earlier in this Proxy Statement.

COMPENSATION OF DIRECTORS AND OFFICERS

         The Corporation's most recent definitive proxy statement, filed on or about March 15, 2002, discloses that the Corporation's non-employee directors have in the past received an annual retainer fee of $10,000 for their service on both the Corporation's board of directors and the Bank's board of directors. A more recent preliminary proxy statement filed by the Corporation discloses that a different non-employee director compensation scheme has now been established. The annual retainer fee paid to non-employee directors has been reduced to $8,000, but they will also receive $500 per board meeting attended, a $100 fee or a $50 per hour fee for special meetings (whichever is greater), $100 per loan committee meeting attended, and $80 per audit committee meeting attended. In addition, non-employee directors have historically been the recipients of annual discretionary bonuses ranging from $2,000 to $6,500 during the period from 1999 through 2001 (no non-employee director bonuses were paid in 2002), and that a deferred compensation plan has been available to the Corporation's directors under which the Corporation's board is permitted to defer the payment of director's fees to participating directors, and to invest the deferred fees for the benefit of the participating directors. According to the recently filed preliminary proxy statement, the Corporation also maintains a Directors Stock Option Plan under which the Corporation's directors have been granted stock options for 500 shares per director per year in each of the last three years.

         While the Willard Van Singel Group understands that the above-described director compensation arrangements have been used in the past, the Willard Van Singel Group is unaware of the Corporation's current policies or intentions with respect to the compensation of its directors.

VOTING PROCEDURES

         TO VOTE FOR THE WILLARD VAN SINGEL GROUP'S NOMINEES TO THE CORPORATION'S BOARD OF DIRECTORS, PROMPTLY COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED GREEN PROXY CARD IN THE ENCLOSED, POSTAGE-PAID ENVELOPE. Whether or not you plan to attend the 2003 annual meeting, we urge you to complete and return the enclosed GREEN PROXY CARD.

         Properly executed proxies will be voted in accordance with the directions given thereon. If you sign the green proxy card but do not make any specific choices, your proxy will vote your shares as follows:

                  "FOR" the election as directors of the Willard Van Singel Group's two nominees, Jerry R. Keizer and Paul G. France, and "FOR" the election as directors of Mr. Patrick Gill and Mr. Robert Dentzman (or if their nominations are withdrawn, for up to two persons other than Mr. David Van Solkema who have been nominated by management).

         You should refer to the Corporation's proxy statement for the names, backgrounds, qualifications and other information concerning management's nominees. The Willard Van Singel Group is not seeking authority to vote for and will not exercise any authority for Mr. David Van Solkema, a currently serving director of the Corporation who may be one of management's nominees. There can be no assurance that any of management's nominees will serve if elected with the Van Singel Group's nominees.

         If any other matters are presented at the 2003 annual meeting, your proxy will vote in accordance with the best judgment of the Willard Van Singel Group. At the time this proxy statement was mailed, we know of no matters that were to be acted on at the 2003 annual meeting, other than those discussed in this Proxy Statement.

         The Corporation's 2002 proxy statement discloses that the Corporation's Board of Directors is divided into three classes of directors having staggered terms of three years each. The Corporation's articles of incorporation do not permit shareholders to cumulate their votes for the election of directors.

         If elected to the seats for which they are to be nominated by Mr. Van Singel, Mr. Keizer and Dr. France would each serve for a two-year term expiring in 2005. Since Mr. Van Singel is only nominating two persons for the Board of Directors, and there are four directors to be elected at the 2003 annual meeting, even if the Van Singel Group's two nominees are both elected, two additional persons nominated by the Corporation's management may also be elected. If Mr. Keizer and Dr. France are elected, they will represent a minority interest on the Corporation's Board of Directors.

         The Byron Center State Bank's board of directors is elected by the Corporation (as sole shareholder of Byron Center State Bank), and not by the shareholders of the Corporation. SOME MEMBERS OF THE CORPORATION'S CURRENT BOARD OF DIRECTORS HAVE SUGGESTED THAT, EVEN IF THE MAJORITY OF THE CORPORATION'S SHAREHOLDERS ELECT MR. KEIZER AND DR. FRANCE TO THE CORPORATION'S BOARD, A MAJORITY OF THE CORPORATION'S DIRECTORS WOULD NEVERTHELESS REFUSE TO ELECT MR. KEIZER AND DR. FRANCE AS DIRECTORS OF THE BANK. ACCORDINGLY, WHILE WE

         BELIEVE THAT THIS WOULD BE CONTRARY TO THE SHAREHOLDERS' INTERESTS AS WELL AS THEIR EXPRESSED DESIRES, THERE CAN BE NO ASSURANCE THAT EITHER MR. KEIZER OR DR. FRANCE, OR BOTH OF THEM WOULD BE ELECTED TO THE BANK'S BOARD OF DIRECTORS EVEN IF THEY ARE ELECTED TO THE CORPORATION'S BOARD AT THE 2003 ANNUAL MEETING.

         The presence, in person or by proxy, of a majority of all shares of the Corporation's common stock entitled to vote at the 2003 annual meeting will constitute a quorum. Abstentions, withheld votes, or broker non-votes(12) will be counted as present for purposes of determining a quorum, but will not be counted as votes cast at the meeting. Assuming that a quorum is present, a nominee for director will be elected upon receiving a plurality of the votes cast. Actions other than the election of directors are ordinarily authorized by a majority of the votes cast. Certain matters, however, require either a majority of the outstanding shares entitled to vote, or a majority of the shares present and entitled to vote. As to any of such matters, an abstention or a broker non-vote has the same effect as a vote against the proposal.

         THE WILLARD VAN SINGEL GROUP URGES YOU TO VOTE FOR THE ELECTION OF MR. KEIZER AND DR. FRANCE AS DIRECTORS OF THE CORPORATION BY SIGNING, DATING, AND RETURNING THE ENCLOSED GREEN PROXY CARD AS SOON AS POSSIBLE. Proxies solicited by this Proxy Statement may only be exercised at the 2003 annual meeting (and any adjournments or postponements thereof) in accordance with your instructions and will not be used for any other meeting.

         Any proxy may be revoked by you at any time prior to the time a vote is taken by delivering to the Secretary of the Corporation a notice of revocation bearing a later date, by delivering a duly executed proxy bearing a later date or by attending the 2003 annual meeting and voting in person (but attendance at the 2003 annual meeting will not by itself constitute revocation of a previously delivered proxy).

         Only holders of record as of the close of business on the record date will be entitled to vote at the 2003 annual meeting. If you were a shareholder of record on the record date, you will retain your voting rights for the 2003 annual meeting even if you sell your shares after the record date. If you hold any shares of the Corporation's common stock that are held in the name of a brokerage firm, bank, bank nominee, or other institution on the record date, only it can vote such shares and only on receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the GREEN PROXY CARD. You should also sign, date, and mail the proxy form your broker or bank sends you when you receive it. Please do this for each account you maintain to ensure that all of your votes are voted.

         IF YOU WISH TO VOTE FOR MR. KEIZER AND DR. FRANCE, PLEASE SIGN, DATE AND RETURN ONLY THE GREEN PROXY CARD. If you later vote on management's proxy card (even if it is to withhold authority to vote for management's nominees) you will revoke your previous vote for Mr. Keizer and Dr. France.

         Although you may vote more than once, only one proxy will be counted at the 2003 annual meeting, and that will be your latest dated, validly executed proxy.

         EVEN IF YOU HAVE ALREADY SENT YOUR PROXY TO THE MANAGEMENT OF THE COMPANY, YOU CAN REVOKE THAT PROXY BY SIGNING, DATING, AND MAILING THE GREEN PROXY CARD, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

         If you have signed the green proxy card and no marking is made, you will be deemed to have given your direction to vote the shares of the Corporation's common stock represented by the green proxy card "FOR" the election as directors of the Willard Van Singel Group's two nominees, Jerry R. Keizer and Paul G. France, and "FOR" the election as directors of Mr. Patrick Gill and Mr. Robert Dentzman (or if their nominations are withdrawn, for up to two persons other than Mr. David Van Solkema who have been nominated by management).

---------------

         (12) Shares held in street name may not be voted, as to certain "non-routine" matters, by the broker in whose name they are held, absent instructions from the beneficial owner of such shares (broker non-votes).

OTHER MATTERS

The Willard Van Singel Group notes that the Corporation's recently filed preliminary proxy statement for the 2003 annual meeting contains information regarding (1) beneficial ownership by the Corporation's current management of the Corporation's securities, (2) beneficial owners of 5% or more of the Corporation's securities, (3) classes of the Corporation's Board of Directors,
(4) meetings of the Corporation's Board of Directors and various committees thereof, including its audit committee, (5) the Corporation's existing directors as well as management's nominees to serve as directors of the Corporation, (6) compensation paid and payable to the Corporation's management and its existing directors, (7) the date by which shareholders must submit proposals to the Corporation for inclusion in the Corporation's 2004 annual meeting proxy statement, and (8) other matters required by law to be disclosed. While the Willard Van Singel Group does not have independent knowledge as to the accuracy or completeness of the information to be contained in the Corporation's 2003 preliminary proxy statement, we urge you to refer to that proxy statement to become informed as to the information set forth therein, and to supplement the disclosures made by the Willard Van Singel Group in this Proxy Statement.

DATE OF PROXY STATEMENT

         The date of this Proxy Statement is March __, 2003.

FORM OF PROXY

                                      PROXY
                          O.A.K. Financial Corporation
                       2003 Annual Meeting of Shareholders

        THIS PROXY IS SOLICITED ON BEHALF OF THE WILLARD VAN SINGEL GROUP
    IN OPPOSITION TO THE BOARD OF DIRECTORS OF O.A.K. FINANCIAL CORPORATION.

         The undersigned shareholder of O.A.K. Financial Corporation (the "Corporation") hereby constitutes and appoints Willard J. Van Singel, Jerry R. Keizer and Paul G. France, and each of them acting individually, as the attorney-in-proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned to attend the 2003 annual meeting of shareholders of the Corporation to be held at 8085 Byron Center Avenue, S.W., Byron Center, Michigan, on April 24, 2003, at 9:00 a.m., and any adjournment or postponement thereof, to vote all shares of the Corporation held in the name of the undersigned which the undersigned would be entitled to vote if personally present with respect to the matters set forth below.

         1. ELECTION OF DIRECTORS FOR TERMS EXPIRING IN 2005 - To elect JERRY R. KEIZER AND PAUL G. FRANCE:

                  [  ]  FOR                          [  ] WITHHOLD AUTHORITY

         You can withhold authority to vote for Mr. Keizer and/or Dr. France by writing his or their name(s) on the blank line below or by marking an "X" next to the "WITHHOLD AUTHORITY" box above:

                -------------------------------------------------

         2.       ELECTION OF DIRECTORS FOR TERMS EXPIRING IN 2006

         The Willard Van Singel Group intends to use this proxy to vote "FOR" the election as directors of Mr. Patrick Gill and Mr. Robert Dentzman (or if their nominations are withdrawn, for up to two persons other than Mr. David Van Solkema who have been nominated by management). You should refer to the Corporation's proxy statement for the names, backgrounds, qualifications and other information concerning management's nominees. The Willard Van Singel Group is not seeking authority to vote for and will not exercise any authority for Mr. David Van Solkema, a currently serving director of the Corporation who may be one of management's nominees. There can be no assurance that any of management's nominees will serve if elected with the Van Singel Group's nominees. You may withhold authority to vote for any person(s) who have been nominated by management by writing his or their name(s) on the blank line below:

                -------------------------------------------------

         This Proxy, when properly executed, will be voted in the manner directed by the undersigned. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE WILLARD VAN SINGEL GROUP'S TWO NOMINEES, JERRY R. KEIZER AND PAUL G. FRANCE, AND "FOR" THE ELECTION AS DIRECTORS OF MR. PATRICK GILL AND MR. ROBERT DENTZMAN (OR IF THEIR NOMINATIONS ARE WITHDRAWN, FOR UP TO TWO PERSONS OTHER THAN MR. DAVID VAN SOLKEMA WHO HAVE BEEN NOMINATED BY MANAGEMENT). This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof. The Willard Van Singel Group does not know which, if any, other matters are to be presented at the meeting.

         THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE WILLARD VAN SINGEL GROUP PROXY STATEMENT.

         PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         Signature                             Signature
                   ------------------------             ------------------------
         Date
             ------------------------------

         NOTE: Please sign exactly as name(s) appears in the address block appearing on the front of this proxy. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your titles as such. If the shareholder is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal. When shares are held in the name of two or more persons, all such persons should sign. If your shares are held in "street name," only your brokerage firm or bank can sign a proxy on your behalf, and only upon receipt of your specific instructions. Please contact the person responsible for your "street name" account today, and instruct them to execute and return this GREEN PROXY CARD in favor of the Willard Van Singel Group's nominees.